UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2018

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K of Business First Bancshares, Inc. (“Business First”) filed with the Securities and Exchange Commission (“SEC”) on January 3, 2018 (the “Initial Report”), relating to Business First’s acquisition (“Acquisition”) of Minden Bancorp, Inc. (“MBI”). This current report is filed to provide, and amends the Initial Report to include, financial statements and pro forma financial information for the Acquisition that described in parts (a) and (b) of Item 9.01 below. Except as otherwise provided in the Form 8-K/A, the Initial 8-K remains unchanged.

9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

(1)

The audited consolidated financial statements of MBI as of December 31, 2016 and 2015 and for the fiscal year ended December 31, 2016 and 2015 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(2)	The unaudited consolidated financial statements of MBI as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 are filed herewith as Exhibit 99.2 hereto.

(b)	Pro forma financial information

The unaudited pro forma condensed financial information for Business First as of and for the nine month period ended September 30, 2017 and for the fiscal year ended December 31, 2016, giving effect to the acquisition of MBI, is attached hereto as Exhibit 99.3 and incorporated herein by reference. The unaudited pro forma condensed financial information is presented for informational purposes only and does not purport to represent what Business First’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project Business First’s financial position as of any future date or Business First’s results of operations for any future period.

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of Minden Bancorp, Inc., as of December 31, 2016 and 2015, and for the fiscal years ended December 31, 2016 and 2015.

99.2	Unaudited consolidated financial statements of Minden Bancorp, Inc., as of September 30, 2017, and for the nine month periods ended September 30, 2017 and 2016.

99.3	Unaudited pro forma condensed financial information as of and for the nine months ended September 30, 2017 and for the fiscal year ended December 31, 2016 and the accompanying notes thereto.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Business First cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the merger of Business First and MBI, including future financial and operating results; Business First’s plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the risk that the businesses will not be integrated successfully; (ii) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (iii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (iv) the diversion of management time on merger-related issues; and (v) other factors which Business First discusses or refers to in the “Risk Factors” section of its most recent Annual Report on Form 10-K filed with the Commission. Each forward-looking statement speaks only as of the date of the particular statement and Business First undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 15, 2018

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of Minden Bancorp, Inc., as of December 31, 2016 and 2015, and for the fiscal years ended December 31, 2016 and 2015.

99.2	Unaudited consolidated financial statements of Minden Bancorp, Inc., as of September 30, 2017, and for the nine month periods ended September 30, 2017 and 2016.

99.3	Unaudited pro forma condensed financial information as of and for the nine months ended September 30, 2017 and for the fiscal year ended December 31, 2016 and the accompanying notes thereto.